                                                                   EXHIBIT 10.21

                                ENDORSEMENT NO. 1

                         Attached to and made a part of
                             AUTOMOBILE QUOTA SHARE
                        AGREEMENT OF REINSURANCE NO. 8937
                                     between
                           SAFE AUTO INSURANCE COMPANY
                     (herein referred to as the "Company")
                                       and
                         GENERAL REINSURANCE CORPORATION
                    (herein referred to as the "Reinsurer")

IT IS MUTUALLY AGREED that, as respects claims and losses resulting from Occurrences taking place at and after 12:01 A.M., October 1, 2002, the Schedule of Reinsurance set forth in ARTICLE V - LIABILITY OF THE REINSURER is amended to read:

                            "SCHEDULE OF REINSURANCE

Company's Quota         Reinsurer's Quota    Limit of Liability
Share Percentage        Share Percentage     of the Reinsurer
----------------        ----------------     ----------------
      75%                     25%             25% of $50,000

The sum of 25% of $900 shall be deducted from the Reinsurer's share of Net Loss sustained hereunder arising out of each Occurrence."

In consideration of the above, the Reinsurer shall return to the Company the appropriate percentage of the reinsurance premium unearned, calculated on the monthly pro rata basis, less the commission previously allowed thereon.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in

                         GENERAL REINSURANCE CORPORATION
duplicate,

this 29th day of December, 2002,

                                    SAFE AUTO INSURANCE COMPANY

                                    /s/ ARI DESHE CEO
                                    ---------------------

Attest:_________________

and this 27th day of DECEMBER,2002.

                                    GENERAL REINSURANCE CORPORATION

                                    /s/ Jon Schriber
                                    ---------------------
                                       Vice President

Attest: /s/ William J. Brassington
        --------------------------

                                      -2-
                               Agreement No. 8937

                         GENERAL REINSURANCE CORPORATION